SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

J.CREW GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 06/05/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement and Form 10K

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 05/22/08.

To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com **If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

J. CREW

C/O CORPORATE SECRETARY

2 PENN PLAZA

26TH FLOOR

NEW YORK, NY 10121

J.CREW GROUP, INC.

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Meeting Location

The Annual Meeting for holders as of 04/07/08 is to be held on 06/05/08 at 10:00 A.M. EDT at: Gramercy Park Hotel 2 Lexington Avenue New York, NY 10010

Important Notice: All Annual Meeting attendees may be asked to present a valid government issued photo identification, such as a driver’s license or passport, to gain access to the meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

For meeting directions, please call: 212-209-2504

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Voting items

The Board of Directors recommends a vote “FOR” all nominees in Proposal 1 and a vote “FOR” Proposals 2 and 3.

1. Election of the following nominees as Class II Directors:

Nominees:

01) MaryAnn Casati 02) Jonathan Coslet 03) Josh Weston

2. Approve the J.Crew Group, Inc. 2008 Equity Incentive Plan.

3. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2008.

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